Exhibit 99.1

Exhibit 99.1 to Current Report on Form 8-K of Exult, Inc. dated November 4, 2002

Written statement of the chief executive officer and chief financial officer of Exult, Inc. dated November 4, 2002, accompanying the quarterly report on Form 10-Q of Exult, Inc. for the quarter ended September 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Statement of the Chief Executive Officer and Chief Financial Officer of Exult, Inc.
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

This statement, dated November 4, 2002, is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), and accompanies the Quarterly Report on Form 10-Q filed by Exult, Inc. (the “Issuer”) with the Securities and Exchange Commission for the quarter ended September 30, 2002 (the “Report”).

We hereby certify that, to our knowledge, (a) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This statement is given in our capacities as Chief Executive Officer and Chief Financial Officer, respectively, of Exult, Inc.

/s/ JAMES C. MADDEN, V
James C. Madden, V Chief Executive Officer

/s/ MICHAEL F. HENN
Michael F. Henn Chief Financial Officer

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